Exhibit 10.3
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO TRAVELCENTERS OF AMERICA INC. IF PUBLICLY DISCLOSED.

AMENDED AND RESTATED AMENDMENT
TO
COMDATA MERCHANT AGREEMENT

This Amended and Restated Amendment to Comdata Merchant Agreement (“Amendment”) is made and entered into as of the 14th day of December, 2011, by and between COMDATA NETWORK, INC. (“Comdata”) and TA OPERATING LLC d/b/a TravelCenters of America & Petro Stopping Centers (“Merchant”).
WHEREAS, Comdata and Merchant entered into that certain Comdata Merchant Agreement, effective as of December 15, 2010, as amended by letter agreement dated April 22, 2011 (collectively, the “Agreement”), and desire to amend the Agreement as set forth in this Amendment;
WHEREAS, on December 14, 2011, Merchant and Comdata entered into the FIM Solution Agreement pursuant to which Merchant has agreed to purchase and install RFID (Radio Frequency Identification), a technology distributed exclusively by Comdata, at all of its locations nationwide; and
WHEREAS, on December 14, 2011, Merchant and Comdata entered into an Amendment to Comdata Merchant Agreement (the “Original Amendment”); and
WHEREAS, the parties wish to change certain terms set forth in the Original Amendment and have entered into this Amendment for such purpose.
NOW, THEREFORE, in consideration of the foregoing and the other mutual covenants and agreements described in this Amendment, the parties hereby agree as follows:
1. The Original Amendment is superseded hereby and shall be of no force or effect.
2. Section 5 of the Agreement is deleted in its entirety and replaced with the following:
[***]

3. Section 7(b) of the Agreement is amended to include [***].
4. Section 8 of the Agreement is amended to change the expiration date of the Agreement from January 2, 2016 to January 2, 2022.
5. Section 1 of Schedule A of the Agreement is amended to include the following new fee schedule.

Fees from December 31, 2011 through the term of the Agreement:

Comdata Payment Method	Fee per Transaction
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

6. Except as expressly amended herein, all terms and provisions of the Agreement shall remain unchanged and in full force and effect. Capitalized terms not defined herein shall have the meaning ascribed thereto in the Agreement.

IN WITNESS THEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

MERCHANT:	COMDATA NETWORK, INC.
TA OPERATING LLC
By: /s/ Thomas M O’Brien	By: /s/ Steve Stevenson
Title: Thomas M. O’Brien President and CEO	Title: President

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